Exhibit 99.2

Second Quarter 2012 Earnings Call August 3, 2012 Dave Melcher Chief Executive Officer and President Peter Milligan Chief Financial Officer  SAFE HARBOR STATEMENT Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, statements about the separation of the Company from ITT Corporation, the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to: In addition, there are risks and uncertainties relating to the separation including whether those transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the separation, and the ability of the Company to operate as an independent entity. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Exelis Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and those described from time to time in our future reports filed with the Securities and Exchange Commission. .. Our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. Government or international defense budgets; .. Government regulations and compliance therewith, including changes to the Department of Defense procurement process; .. Our international operations, including sales to foreign customers; .. Competition, industry capacity and production rates; .. Misconduct of our employees, subcontractors, agents and business partners; .. The level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other employment and pension matters; .. Changes in interest rates and other factors that affect earnings and cash flows; .. The mix of our contracts and programs, our performance, and our ability to control costs; .. Governmental investigations; .. Our level of indebtedness and our ability to make payments on or service our indebtedness; .. Subcontractor performance; .. Economic and capital markets conditions; .. The availability and pricing of raw materials and components; .. Ability to retain and recruit qualified personnel; .. Protection of intellectual property rights; .. Changes in technology; .. Contingencies related to actual or alleged environmental contamination, claims and concerns; .. Security breaches and other disruptions to our information technology and operations; and .. Unanticipated changes in our tax provisions or exposure to additional income tax liabilities. 2  Q2 2012 OVERVIEW .. Solid Q2 and 1H 2012 results .. Resolution of sequestration debate remains top industry concern .. Focused cost management .. Continuing to advance international and commercial market opportunities 3 Solid 1H 2012 provides solid foundation for full-year results  .. Revenue and adjusted operating margin(1) on-track with 2012 guidance .. Full-year 2012 revenue trending toward upper end of guidance .. Improved cash flow profile .. Interest rate stabilization provides flexibility .. Strategic contract awards and milestones .. Announced $300M+ in domestic and international electronic warfare awards .. Delivered next generation commercial imaging system for GeoEye-2 .. Advancements in commercial air traffic management and cyber .. Targeted acquisitions to enhance key capabilities .. Applied Kilovolts (closed April 2012) .. Space Computer Corporation (closed July 2012) Continued Robust Performance Q2 2012 RESULTS (1) Adjusted Operating Income/Margin excludes spin-related charges For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors 4  $2.9 $2.8 $8.4 $7.7 Q1 2012 Q2 2012 Total Backlog ($B) C4ISR I&TS $1.1 $1.0 $7.3 $6.7 Q1 2012 Q2 2012 I&TS Backlog ($B) Funded Unfunded .. New awards in core business .. C4ISR: .. Lower CIED upgrades and domestic night vision offset by international and domestic EW and SENVG .. Lower commercial imagery offset by environmental monitoring .. I&TS: .. Timing on Middle East Programs $2.3 $2.2 $0.6 $0.6 Q1 2012 Q2 2012 C4ISR Backlog ($B) Funded Unfunded $11.3 $10.5 $2.9 $7.7 (1) Total backlog includes both funded backlog (firm orders for which funding is contractually obligated by the customer) and unfunded backlog (firm orders for which funding is not currently contractually obligated by the customer) and represents firm orders and potential options on multi-year contracts, excluding potential orders under indefinite delivery / indefinite quantity (IDIQ) contracts. 5 $2.8 $8.4 Q2 BACKLOG(1)  Q2 2012 EXELIS RESULTS: Q2 2012 Results $ millions, except per share amounts 2012 vs 2011 Orders $ 1,218 +7% Revenue $ 1,379 -7% Adjusted Operating Income (1) $ 148 +12% Adjusted Operating Margin (1) 10.7% +180 bps Adjusted EPS (2) $ 0.46 NC Year-to-Date Free Cash Flow (FCF) (3) $ (141) -174% (1) Adjusted Operating Income/Margin excludes spin-related charges (2) Adjusted EPS = GAAP EPS, excluding spin-related charges (3) Free Cash Flow = Cash Flow from Operations less Capital Expenditures. Does not include dividend payments. For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors 6 .. 2012 YTD Free Cash Flow (FCF) includes $261M in qualified pension contributions compared to $9M during 1H 2011 .. Sequential improvement in FCF of $163M due to lower pension contributions and improved accounts receivable .. Interest rate stabilization provides pension funding flexibility .. No change to FAS postretirement liability on balance sheet .. Lower contributions may place slight pressure on 2012 adjusted EPS Full year FCF projections now expected to exceed $200M  -30 bps Adjusted Operating Margin(1) Lower pension expense, discretionary expenses Sales mix -18% Orders Airborne EW, SENVG, environmental monitoring International SINCGARS, Special Ops EW GPS III -9% Revenue Domestic SINCGARS, Night Vision Band C CREW upgrade kits C4ISR SEGMENT: SALES MIX EVOLVING; COST CONTROL MEASURES IN PLACE (1) Adjusted Operating Income/Margin excludes spin-related charges For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors Q2 2012 Results $ millions, except per share amounts 2012 vs 2011 Orders $ 535 -18% Revenue $ 620 -9% Adjusted Operating Income(1) $ 88 -11% Adjusted Operating Margin(1) 14.2% -30 bps 7  +380 bps Adjusted Operating Margin(1) Productivity improvements on Afghanistan and Air Traffic Management programs +41% Orders Non-DoD programs Timing Middle East programs -6% Revenue Non-DoD and Afghanistan programs Middle East program revenue moderation I&TS SEGMENT: ORDERS & MARGIN GROWTH; STABILIZING MIDDLE EAST PROGRAM REVENUE (1) Adjusted Operating Income/Margin excludes spin-related charges For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors Q2 2012 Results $ millions, except per share amounts 2012 vs 2011 Orders $ 683 +41% Revenue $ 759 -6% Adjusted Operating Income(1) $ 60 +82% Adjusted Operating Margin(1) 7.9% +380 bps 8  2H 2012 OUTLOOK For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors On-track to achieve 2012 guidance .. Solid 1H 2012 supports full-year guidance .. Revenue trending to high-end of guidance range .. Positioning to perform in tighter U.S. DoD budget outlook 9  Appendix  RECONCILIATION OF NON-GAAP MEASURES Management reviews key performance indicators including revenue, segment operating income and margins, orders growth, and backlog, among other metrics on a regular basis. In addition, we consider certain additional measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including, but not limited to, acquisitions, and debt repayment. These metrics, however, are not measures of financial performance under accounting principles generally accepted in the United States of America (GAAP) and should not be considered a substitute for sales, operating income, income from continuing operations, or net cash from continuing operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: “adjusted net income” defined as net income, adjusted to exclude items that include, but are not limited to significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments. A reconciliation of adjusted net income is provided below. 11 Adjusted Net Income ($ million, except per share) Q2 2012 Q2 2011 YTD Q2 2012 YTD Q2 2011 Net Income 86 79 156 161 Separation Costs, net of tax 1 7 15 9 Separation Related Tax Items - - 4 - Adjusted Net Income 87 86 175 170 Net Income per fully diluted share $0.46 $0.42 $0.83 $0.86 Adjusted Net Income per fully diluted share $0.46 $0.46 $0.93 $0.91 Weighted Average Shares Outstanding, Diluted 188.5 187.1 188.0 187.1  RECONCILIATION OF NON-GAAP MEASURES “segment adjusted operating income” defined as operating income of our two segments, adjusted to exclude items that include, but are not limited to significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments. A reconciliation of segment operating income is provided below. “segment adjusted operating margin” defined as segment adjusted operating income as defined above, divided by revenue. A reconciliation of segment operating margin is provided below. 12 Segment Operating Income, Operating Margin ($ million) Q2 2012 Q2 2011 YTD Q2 2012 YTD Q2 2011 Sales 1,379 1,485 2,800 2,829 C4ISR 620 683 1,273 1,368 I&TS 759 811 1,527 1,474 Eliminations - (9) - (13) Segment Operating Income, As Reported 145 121 283 235 C4ISR 86 92 177 171 I&TS 59 29 106 64 Separation Costs 3 11 16 14 C4ISR 2 7 10 9 I&TS 1 4 6 5 Segment Operating Income, Adjusted 148 132 299 249 C4ISR 88 99 187 180 I&TS 60 33 112 69 Segment Operating Margin, As Reported C4ISR 13.9% 13.5% 13.9% 12.5% I&TS 7.8% 3.6% 6.9% 4.3% Segment Operating Margin, Adjusted C4ISR 14.2% 14.5% 14.7% 13.2% I&TS 7.9% 4.1% 7.3% 4.7% Operating Margin, As Reported 10.5% 8.1% 10.1% 8.3% Operating Margin, Adjusted 10.7% 8.9% 10.7% 8.8%  RECONCILIATION OF NON-GAAP MEASURES “Free cash flow” defined as GAAP cash flow from operating activities, less capital expenditures. This metric does not include dividend payments. 13 Free Cash Flow Reconciliation Q2 YTD 2012 Q2 YTD2011 ($ million) Cash Flow From Operating Activities (110) 216 Subtract Capital Expenditures (50) (35) Free Cash Flow (160) 181 Add: Separation Costs, net of tax 15 9 Separation Related Tax Items 4 Free Cash Flow, as Adjusted (141) 190   14 RECONCILIATION OF NON-GAAP MEASURES Operating Income, Operating Margin, & EPS Guidance Mid Point ($ million, except per share) FY 2012 Sales, Guidance Mid Point Estimate 5,450 Operating Income, Guidance Mid Point Estimate 554 Separation Costs 30 Adjusted Operating Income, Guidance Mid Point Estimate 584 Operating Margin, Guidance Mid Point Estimate 10.2% Adjusted Operating Margin, Guidance Mid Point Estimate 10.7% Net Income, Guidance Mid Point Estimate 322 Separation Costs, net of tax 23 Adjusted Net Income, Guidance Mid Point Estimate 345 Net Income per fully diluted share, Guidance Mid Point Estimate $1.71 Adjusted Net Income per fully diluted share, Guidance Mid Point Estimate $1.83 Weighted Average number shares outstanding diluted 188.4